OTHER LOSS	12 Months Ended
Dec. 31, 2014
OTHER LOSS [Abstract]
OTHER LOSS
11	OTHER LOSS

In December 2014, the Company completed the sales of 100% equity ownership in Zaozhuang Nepstar to MDX Investment for a total cash consideration of RMB one yuan. A loss of RMB535 was recognized in other loss upon completion of the sales. The loss was measured as the difference between cash consideration received and the carrying amount of net assets at the time of completion of the sales.